As filed with the Securities and Exchange Commission on March 16, 2007.

1933 Act File No. 333-

1940 Act File No. 811-22037

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.	☐

(Check appropriate box or boxes)

Stone Harbor Investment Funds

(Exact Name of Registrant as Specified in Charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 548-1022

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and Address of Agent for Service)

With copies To:

John M. Loder

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of common stock are being registered under the Securities Act of 1933 by this registration statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated March 16, 2007

STONE HARBOR INVESTMENT FUNDS

PROSPECTUS

Stone Harbor Emerging Markets Debt Fund

Stone Harbor High Yield Bond Fund

March 16, 2007

CONTENTS

Fund Goals, Strategies and Risks:

Stone Harbor Emerging Markets Debt Fund
Stone Harbor High Yield Bond Fund

More on the Funds’ Investments and Related Risks

Management

Buying, Exchanging and Redeeming Shares

Share Transactions

Dividends and Distributions

Taxes

Financial Highlights

Appendix – Moody’s and S&P Credit Ratings

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stone Harbor Investment Funds - 1

STONE HARBOR EMERGING MARKETS DEBT FUND
FUND GOALS, STRATEGIES AND RISKS

This section summarizes the Fund’s principal investment strategies and the principal risks of investing. See “More on the Funds’ Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

INVESTMENT OBJECTIVE	The Fund seeks to maximize total return.
KEY INVESTMENTS

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. Emerging Markets Fixed Income Securities include fixed income securities that economically are tied to countries with emerging securities markets or whose performance is linked to those markets, economies, or payment capacity. Such securities may be denominated in non-U.S. currencies or the U.S. Dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets within a country. Emerging Markets Fixed Income Securities also include securities or other instruments whose return is based on the return of emerging securities markets or securities tied economically to those markets, including derivative instruments and instruments created to hedge or gain exposure to these markets.

The Fund’s manager, Stone Harbor Investment Partners LP, has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund’s investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A Securities, and derivatives related to these types of securities.

CREDIT QUALITY: The Fund may invest in securities of any credit quality and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.”

MATURITY AND DURATION: The manager normally maintains an average portfolio duration of between 2 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity. Duration is an approximate measure of the sensitivity of a fixed income security to interest rate risk. Securities with higher durations are generally more sensitive to this risk.

HOW THE MANAGER SELECTS THE FUND’S INVESTMENTS

The manager uses a “top-down” approach and allocates the Fund’s investments among various emerging market countries. In allocating among different countries, the following are some of the factors the manager may consider:

	• Currency, inflation and interest rate trends • Growth rate forecasts • Liquidity of a country’s debt markets	• Fiscal policies • Political outlook • Tax environment

Emerging Markets Debt Fund

Stone Harbor Investment Funds - 2

The manager then selects those individual securities that the manager believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The manager engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•     Emerging Markets Securities Risk – In addition to the risks of investing in non-U.S. securities generally, emerging markets securities are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations.

•     Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•     Currency Risk – the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates.

•     Interest Rate Risk – the risk that the value of the Fund’s investments will fall if interest rates rise.

•     Derivatives Risk – the risk that the value of the Fund’s derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

•     Credit Risk – the risk that companies in which the Fund invests will have their credit rating downgraded, will fail financially or will be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

•     High Yield Securities Risk – The risk that high yield securities, because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, will present added risks compared to investing in other types of securities.

•     Managed Portfolio Risk – The risk that the manager’s investment strategies or choice of specific securities will be unsuccessful and may cause the Fund to incur losses.

The Fund is “non-diversified,” which means that it can invest a higher percentage of its assets in any one issuer or in a smaller number of issues than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.

PERFORMANCE
Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

Emerging Markets Debt Fund

Stone Harbor Investment Funds - 3

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The adviser may voluntarily agree to waive its fees and/or to reimburse the Fund for certain of its expenses. These waivers and/or reimbursements may be reduced or terminated at any time.

FEE TABLE (1)
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge on redemptions	None
Redemption fee (as a percentage of exchange price or amount redeemed)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management fees
Institutional Class Shares	[ ]%
Distributor Class Shares	[ ]%

Distribution and service (12b-1) fee
Institutional Class Shares	None
Distributor Class Shares	[ ]%
Other expenses*
Institutional Class Shares	[ ]%
Distributor Class Shares	[ ]%**

Total annual fund operating expenses
Institutional Class Shares	[ ]%
Distributor Class Shares	[ ]%

* “Other expenses” are based on estimated amounts for the current fiscal year. In addition, “other expenses” include expenses indirectly borne by the Fund though investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

** Other expenses include an administrative services fee of [ ]% for Distributor Class shares and [ ].

(1)The manager has given a binding undertaking to the Stone Harbor Emerging Markets Debt Fund to limit the amount of the Fund’s total annual expense, taxes and organizational and extraordinary expenses, to [ ]% and [ ]% of the Fund’s average daily net assets for Institutional Class Shares and Distributor Class Shares, respectively. This undertaking is in effect through [ ] and is reevaluated on an annual basis. Without this undertaking expenses for these share classes would be higher.

The manager will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

Emerging Markets Debt Fund

Stone Harbor Investment Funds - 4

EXAMPLE

This example helps you compare the costs of investing in the Fund with other mutual funds. Your actual costs may be higher or lower than this example.

NUMBER OF YEARS YOU OWN YOUR SHARES	1 YEAR	3 YEARS

Your costs would be

Institutional Class Shares

Distributor Class Shares

THE EXAMPLE ASSUMES:	You invest $10,000 for the period shown.

You reinvest all distributions and dividends without a sales charge. The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance). You redeem your shares at the end of the period.

Emerging Markets Debt Fund

Stone Harbor Investment Funds - 5

STONE HARBOR HIGH YIELD BOND FUND
FUND GOALS, STRATEGIES AND RISKS

This section summarizes the Fund’s principal investment strategies and the principal risks of investing. See “More on the Funds’ Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

INVESTMENT OBJECTIVE	The Fund seeks to maximize total return.
KEY INVESTMENTS

The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. High Yield Debt Securities include debt securities rated below investment grade (or, if unrated, of equivalent quality as determined by the manager). These securities are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Fund may also invest in, among other things, asset-backed securities, depositary receipts, mortgage-related securities (including transferable private issuer mortgage-backed securities), non-publicly traded securities, payment-in-kind bonds, securities issued by supranational organizations, inflation-protected and other index-linked securities, interest-only securities, step-up securities, and zero coupon bonds.

MATURITY AND DURATION: The manager normally maintains an average portfolio duration of between 3 and 7 years. However, the Fund’s average duration may be outside this range, and the Fund may invest in securities of any duration and maturity. Duration is an approximate measure of the sensitivity of a fixed income security to interest rate risk. Securities with higher durations are generally more sensitive to this risk.

HOW THE MANAGER SELECTS THE FUND’S INVESTMENTS

Individual security selection is driven by the manager’s economic view, industry outlook and credit analysis. The manager then selects those individual securities that it believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The manager generally allocates the Fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer’s creditworthiness, the manager uses fundamental analysis and may consider, among other things, the following factors:
• The strength of the issuer’s financial resources and sensitivity to economic conditions and trends
• The issuer’s operating history
• Experience and track record of issuer’s management

High Yield Bond Fund

Stone Harbor Investment Funds - 6

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•     Credit Risk – the risk that companies in which the Fund invests will have their credit rating downgraded, will fail financially or will be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

•     Interest Rate Risk – the risk that the value of the Fund’s investments will fall if interest rates rise.

•     High Yield Securities Risk – The risk that high yield securities, because of their speculative nature, price sensitivity, potential illiquidity and greater risk of default, will present added risks compared to investing in other types of securities.

•     Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•     Derivatives Risk – the risk that the value of the Fund’s derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

•     Managed Portfolio Risk – The risk that the manager’s investment strategies or choice of specific securities will be unsuccessful and may cause the Fund to incur losses.

The Fund is “non-diversified,” which means that it can invest a higher percentage of its assets in any one issuer or in a smaller number of issues than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.

PERFORMANCE
Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included.
FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The adviser may voluntarily agree to waive its fees and/or to reimburse the Fund for certain of its expenses. These waivers and/or reimbursements may be reduced or terminated at any time.

FEE TABLE (1)
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge on redemptions	None
Redemption fee (as a percentage of exchange price or amount redeemed)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management fees
Institutional Class Shares	[ ]%

High Yield Bond Fund

Stone Harbor Investment Funds - 7

Distributor Class Shares	[ ]%

Distribution and service (12b-1) fee
Institutional Class Shares	None
Distributor Class Shares	[ ]%

Other expenses*
Institutional Class Shares	[ ]%
Distributor Class Shares	[ ]%**

Total annual fund operating expenses
Institutional Class Shares	[ ]%
Distributor Class Shares	[ ]%

* “Other expenses” are based on estimated amounts for the current fiscal year. In addition, “other expenses” include expenses indirectly borne by the Fund though investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

** Other expenses include an administrative services fee of [ ]% for Distributor Class shares and [ ].

(1)The manager has given a binding undertaking to the Stone Harbor High Yield Bond Fund to limit the amount of the Fund’s total annual expense, taxes and organizational and extraordinary expenses, to [ ]% and [ ]% of the Fund’s average daily net assets for Institutional Class Shares and Distributor Class Shares, respectively. This undertaking is in effect through [ ] and is reevaluated on an annual basis. Without this undertaking expenses for these share classes would be higher.

The manager will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

EXAMPLE

This example helps you compare the costs of investing in the Fund with other mutual funds. Your actual costs may be higher or lower than this example.

NUMBER OF YEARS YOU OWN YOUR SHARES	1 YEAR	3 YEARS

Your costs would be

Institutional Class Shares

Distributor Class Shares

THE EXAMPLE ASSUMES:	You invest $10,000 for the period shown.

You reinvest all distributions and dividends without a sales charge. The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance). You redeem your shares at the end of the period.

High Yield Bond Fund

Stone Harbor Investment Funds - 8

MORE ON THE FUNDS’ INVESTMENTS AND RELATED RISKS

Each Fund’s investment objective and its principal investment strategies and risks are described under “Fund Goals, Strategies and Risks.” This section provides additional information about the Funds’ investments and certain portfolio management techniques the Funds may use, as well as the principal risks that may affect a Fund’s portfolio. In seeking to achieve their investment objectives, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

Stone Harbor Investment Funds - 9

FIXED INCOME SECURITIES

Fixed income securities include, among other types of investments, bonds, notes, bills, debentures, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, convertible securities, loan participations and assignments, Rule 144A securities, structured notes, securities issued by supranational organizations, and sovereign debt securities.

The following describes some of the risks associated with investments in fixed income securities:

Credit Risk

This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely payments of interest or principal. This risk is magnified for lower-rated debt securities, such as high yield securities. High yield securities are considered predominantly speculative with respect to the ability of the issuer to make timely payments of interest or principal. In addition, Funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are in default may be subject to greater credit risk because of such investments.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of a Fund’s fixed income investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

High Yield Securities Risk

High yield securities, also known as “junk bonds,” are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered below investment grade quality (including for purposes of the High Yield Bond Fund’s “80% test”), one of the major rating agencies must have rated the security below one of its top four rating categories (i.e., BBB/Baa or higher) at the time a Fund acquires the security or, if the security is unrated, the manager must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-rated debt securities, and a Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon the manger’s credit analysis than would be the case if the Fund were investing in higher-rated securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their interest or principal payments, or may otherwise be subject to present elements of danger with respect to payments of principal or interest.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Yields on high yield securities will fluctuate. If an issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher-rated securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of a Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

Stone Harbor Investment Funds - 10

SECURITIES OF NON-U.S. ISSUERS

Investments in securities of non-U.S. entities and securities denominated in non-U.S. currencies involve special risks. Moreover, emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. The following describes some of the risks associated with investments in securities of non-U.S. issuers:

Currency Risk

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Fund’s investments to decline in terms of U.S. dollars. Additionally, certain of the Fund's foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See TAXES below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire non-U.S. investment.

Emerging Markets Risks

Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations, and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt.

Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of the Fund’s assets invested in corporate debt obligations of emerging market companies would decline.

Foreign investment in emerging market country debt securities may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in certain emerging market country debt securities. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. While some loans are collateralized and senior to an issuer's other debt securities, other loans may be unsecured and/or subordinated to other securities. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Some bank loans may be illiquid.

Stone Harbor Investment Funds - 11

DERIVATIVE TRANSACTIONS

The Funds may, but are not required to, engage in derivative transactions, including but not limited to, futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default swaps. The Funds may engage in these transactions to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates, or as a substitute for buying or selling securities, securities indices or currencies.

A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a large impact on a Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. A Fund will not be required to engage in these transactions even when it would be beneficial to do so and may be unable to enter into appropriate transactions when the manager might wish to do so.

STRUCTURED NOTES

The Funds may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a non-U.S. currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

SECURITIES LENDING

The Funds may lend a portion of their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Stone Harbor Investment Funds - 12

FLOATING RATE SECURITIES

Floating and variable rate securities are obligations that possess a floating or variable interest rate adjustment formula. These instruments may include bank loans. The terms of the floating and variable rate securities that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective securities. Some of these securities are payable on a daily basis or on not more than seven days’ notice. Others such as securities with quarterly or semi-annual interest rate adjustments may be redeemed on designated days on not more than thirty days’ notice.

EQUITY SECURITIES

Each Fund may invest its assets in common stocks, convertible securities, warrants or other equity or equity-related securities. The Funds will generally hold these equity securities as a result of buying fixed income securities convertible into equity securities or fixed-income securities with an attached equity component. Equity securities provide the Fund with opportunities for appreciation but expose the Fund to the risk of stock market downturns. In addition, because an issuer’s equity securities rank junior in priority to its bond holders and other creditors, equity securities will usually react more strongly than debt to actual or perceived changes in a company’s financial conditions or prospects.

FOCUSED INVESTMENTS

This is the risk that a Fund that invests a greater percentage of its assets in a particular issuer or a small number of issuers, industries or geographic regions may have more risk compared with other funds, because the impact of a single economic, political or regulatory occurrence may have a greater negative impact on the Fund’s net asset value. The Funds are particularly susceptible to this risk because they are “non-diversified.”

ILLIQUID SECURITIES

Certain of the Funds’ investments may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of a Fund to sell particular securities at an advantageous price and/or time. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGED PORTFOLIO RISK

As an actively managed portfolio, the value of the Funds’ investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand, or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve a Fund’s investment objective.

RISKS ASSOCIATED WITH NEW FUNDS

The Funds are newly formed and therefore have no performance history for investors to evaluate. Also, it is possible that the Funds may invest in securities offered in certain types of transactions (such as private placements) which, because of the Funds’ size, may have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

TEMPORARY DEFENSIVE INVESTMENTS

Each of the Funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short term debt securities, cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objective.

Stone Harbor Investment Funds - 13

PORTFOLIO TURNOVER

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Although neither Fund engages in active and frequent trading of securities as a primary investment strategy, each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in a Fund’s Total Annual Operative Expenses Table. Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

PORTFOLIO HOLDINGS	The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Funds’ Statement of Additional Information (“SAI”).
INVESTMENT LIMITATIONS

Unless otherwise stated, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Stone Harbor Investment Funds - 14

MANAGEMENT

Stone Harbor Investment Partners LP (“Stone Harbor” or the “manager”), the Funds’ manager, is responsible for making investment decisions for each Fund and providing general business management and administration for each Fund. Stone Harbor was established in 2006 and provides investment advisory services to clients located throughout the world. Stone Harbor’s principal address is 31 West 52nd Street, 16th Floor, New York, New York 10019. As of December 31, 2006, Stone Harbor managed approximately $9.7 billion of assets. Stone Harbor is 100% employee owned.

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Funds indicated beside their names. Each of the persons listed below has served as the applicable Fund’s portfolio manager since the Fund’s inception. More information about each manager’s compensation, other accounts managed by each manager, and each manager’s ownership of securities in each Fund is included in the Statement of Additional Information.

FUND	PORTFOLIO MANAGER/ PORTFOLIO MANAGEMENT TEAM MEMBERS, TITLE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Emerging Markets Debt Fund and High Yield Bond Fund	Peter J. Wilby, CFA, Chief Investment Officer

Co-portfolio manager of Fund; Since April 1, 2006, Chief Investment Officer of Stone Harbor; Prior to April 1, 2006, Chief Investment Officer - North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Emerging Markets Debt Fund	James E. Craige, CFA, Senior Portfolio Manager

Co-portfolio manager of Fund; Since April 1, 2006, Senior Portfolio Manager of Stone Harbor; Prior to April 1, 2006, senior portfolio manager for emerging markets debt portfolios at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1992.

Emerging Markets Debt Fund	Thomas K. Flanagan, CFA, Senior Portfolio Manager

Co-portfolio manager of Fund; Since April 1, 2006, Senior Portfolio Manager of Stone Harbor; Prior to April 1, 2006, senior portfolio manager for emerging markets debt portfolios at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1992

Emerging Markets Debt Fund	Pablo Cisilino, CFA, Senior Portfolio Manager

Co-portfolio manager of Fund; Since July 1, 2006, Senior Portfolio Manager of Stone Harbor; From June 1, 2004 to July 1, 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; Prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; Joined Goldman Sachs in 1994.

High Yield Bond Fund	Beth A. Semmel, CFA, Senior Portfolio Manager

Co-portfolio manager of Fund; Since April 1, 2006, Senior Portfolio Manager of Stone Harbor; Prior to April 1, 2006, senior portfolio manager and senior trader for all high yield securities; joined Citigroup or its predecessor firms in 1993.

MANAGEMENT FEE (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
Emerging Markets Debt Fund	[ ]%
High Yield Bond Fund	[ ]%

Administrator and Distributor
[ ], a registered broker-dealer, serves as the Funds’ distributor.
[ ] serves as the Funds’ administrator.

Stone Harbor Investment Funds - 15

BUYING, EXCHANGING AND REDEEMING SHARES

CLASSES OF SHARES - INSTITUTIONAL CLASS AND DISTRIBUTOR CLASS SHARES

The Fund offers investors Institutional Class and Distributor Class shares in this Prospectus. Investors may purchase Institutional Class and Distributor Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. These shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Distributor Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution (12b-1) fees to these entities for services they provide to Distributor Class shareholders. Distributor Class shares are subject to a higher level of operating expenses than both Institutional Class shares due primarily to the 12b-1 fees paid by Distributor Class shares. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Distributor Class shares.

Pension and profit sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of Stone Harbor and its affiliates, and to the benefit plans of Stone Harbor and its affiliates.

Distribution (12b-1) Plans for Distributor Class Shares

Each Fund has adopted a Distribution Plan for its Distributor Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

The Distribution Plan allows the Funds to use their Distributor Class assets to pay fees in connection with the distribution and marketing of Distributor Class shares and/or the provision of shareholder services to Distributor Class shareholders. The Distribution Plan permits payment for services in connection with the administration of plans or programs that use Distributor Class shares of the Funds as their funding medium and for related expenses.

The Distribution Plan permits a Fund to make total payments at an annual rate of [ ]% of the Fund’s average daily net assets attributable to its Distributor Class shares. Because these fees are paid out of a Fund’s Distributor Class assets on an ongoing basis, over time they will increase the cost of an investment in Distributor Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

The manager and/or its affiliates may also make payments for distribution and/or shareholder servicing activities out of their own resources. The manager may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the manager and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the funds’ distributor, other affiliates of the manager, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Stone Harbor Investment Funds - 16

INVESTMENT MINIMUMS

The following table shows the investment minimums for initial purchases of shares.

INITIAL INVESTMENT MINIMUMS	EMERGING MARKETS DEBT FUND	HIGH YIELD BOND FUND
Institutional Class Shares Distributor Class Shares	$[ ] $[ ]	$[ ] $[ ]

Initial investment minimums may be waived if the Fund’s manager determines that the likelihood of an investor subsequently reaching the stated investment minimum within a reasonable period of time is high and the waiver would not adversely impact the Fund. The Funds reserve the right to waive or change minimum and additional investment amounts.

There is no subsequent investment minimum for either Fund.

BUYING SHARES

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the NYSE closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Members of the Funds’ selling group must transmit all orders to buy, exchange or redeem shares to the Funds’ agent before the agent’s close of business.

INSTITUTIONAL CLASS SHARES

BUYING SHARES BY MAIL	• For initial purchases of each fund’s shares, complete the appropriate application and send it with your check to [ ], the funds’ transfer agent.
• Send the completed purchase application along with a check to:
Initial purchases	[list address]
• Purchases (initial or subsequent) may not be made by third party check.
• Checks drawn on non-U.S. banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check.
Subsequent purchases	• Send checks for subsequent purchases by mail directly to the transfer agent.
• Be sure to include your fund and account number on checks for subsequent investments.
BUYING SHARES BY WIRE	Call the transfer agent at [ ] to tell them about your incoming wire transfer. You should instruct your bank to transmit your purchase in federal funds to:
Initial and subsequent purchases	[Name and address] ABA No: Account Number:
Attn: [Name of Fund] Class of Shares: Name of Account: Account Number (as assigned):

Stone Harbor Investment Funds - 17

DISTRIBUTOR CLASS SHARES

Distributor Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Please contact your plan sponsor or other intermediary for details.

Stone Harbor Investment Funds - 18

EXCHANGING SHARES

An investor may exchange shares of one Fund into shares of the same class of the other Fund. You should contact the transfer agent to exchange into other eligible Stone Harbor Investment Funds. An exchange is a taxable transaction.

• You may exchange shares only for shares of another Stone Harbor Investment Fund.
• You must meet the minimum investment amount for each Fund.
• Your Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
• To learn more about the exchange privilege contact the transfer agent or consult the Statement of Additional Information.
• Each Fund has the right to change, revoke, or suspend the exchange privilege.

REDEEMING INSTITUTIONAL CLASS SHARES

You may redeem some or all of your shares by sending a written request in proper form to: Stone Harbor Investment Funds (specify fund) c/o [address]

The written request for redemption must be in good order. This means that you have provided the following information. Your request will not be processed without this information.

Redemptions by Mail
• Name of the Fund
• Account number
• Dollar amount or number of shares being redeemed
• Signature of each owner exactly as account is registered
• Other documentation required by [ ]

To be in good order, your request must also include a signature guarantee if you are redeeming over $50,000 or instruct that the proceeds be sent to an address other than the address of record. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public. Generally, a properly completed written request for redemption with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should include all information required for redemption by mail and should be properly signed by all owners of the account and faxed to [ ] at [() ]. If fax redemptions are not available for any reason, you may use the Funds’ redemption by mail procedure described above.

Redemptions By Fax

You may redeem shares by telephone. The proceeds can be sent by check to your address of record or by wire transfer to a bank account designated in your application. In addition, you may be asked to provide proper identification information. Telephone redemption requests may be made by calling the transfer agent at [ ] between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the Fund’s redemption by mail procedure described above.

Note: Each Fund has the right to suspend telephone transactions.

Redemptions By Telephone

Stone Harbor Investment Funds - 19

REDEEMING DISTRIBUTOR CLASS SHARES

Distributor Class shares are held by plan sponsors or other Fund intermediaries, who are the record owners of the shares. Redemptions must be made through the plan sponsor or other intermediary who holds the shares and cannot be made by shareholders directly.

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemption Payments

The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption-in kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption-in kind.

Redemptions In-Kind

Note: Each Fund has the right to suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Stone Harbor Investment Funds - 20

SHARE TRANSACTIONS
Small Account Balances/ Mandatory Redemptions

If your account falls below [the minimum required to open an account] because of redemptions of Fund shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum requirement after 30 days, the Fund may close your account and send you the redemption proceeds. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Share Certificates	The Funds do not issue share certificates.
Frequent Purchases And Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. These risks may be more pronounced for the Funds because they invest significantly in emerging markets and high yield securities, which may be less liquid than other securities.

Each Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to a Fund and its shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds. The Funds may also refuse purchase and exchange transactions from Fund intermediaries they believe may be facilitating or have facilitated abusive trading practices. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the manager will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Funds will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that our efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

Stone Harbor Investment Funds - 21

Stone Harbor Investment Funds - 22

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the Fund to the manager. The same set of procedures is used to value the securities of both of the Funds described in this prospectus. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular Fund.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). Each Fund will not value its securities on any day that the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Funds invest in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable--such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities--the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid--such as equity securities of large capitalization domestic issuers. The Funds may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Funds value their securities. In addition, the Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account if opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Stone Harbor Investment Funds - 23

DIVIDENDS AND DISTRIBUTIONS
The Funds normally pay dividends and distribute capital gains, if any, as follows:
Fund	Income Dividend Distributions	Capital Gain Distributions
Emerging Markets Debt	Annually	Annually
High Yield Bond	Annually	Annually

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Funds may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the transfer agent to have your distributions and/or dividends paid by check mailed to the address of record [or transferred through an Automated Clearing House to the bank of your choice]. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than [five days] before the payment date will not be effective until the next distribution or dividend is made.

TAXES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (“the Code”) necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. Each Fund also intends to meet certain distribution requirements such that the Fund is not subject to federal income tax in general.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. The Funds do not expect a significant portion of their distributions to derive from "qualified dividend income," which for taxable years beginning before January 1, 2011 would be taxed at favorable rates so long as certain requirements are met. Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced – in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under “Distributions and Taxes.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this, since distributions made to shareholders who purchased their shares through such accounts are not taxable.

Stone Harbor Investment Funds - 24

Sale or Exchange of Fund Shares. Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Shareholder transactions in a Fund’s shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Taxation of Certain Investments. Each Fund’s investments in non-U.S. securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes, although it is possible that the Emerging Markets Debt Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. In addition, a Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income, even though payment of that amount is not received until a later time, and will be distributed to shareholders as taxable dividends. A Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to currently include the amount of market discount in its ordinary income even though the Fund does not receive payment of such amount at that time. A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of Capital Gain Distributions made to shareholders.

Each of the Funds intend to invest to a significant extent in debt obligations that are in the lowest rating categories. Tax rules are not entirely clear about certain issues relating to these debt obligations, and the Fund will need to address these issues as they arise in order to seek to ensure that it continues to qualify as a regulated investment company. For more information, see the SAI under “Distributions and Taxes.”

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding. In general, dividends other than Capital Gain Dividends paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. [The Funds do not intend to make such designations.]

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own tax situation, including possible federal, state or local taxes.

Stone Harbor Investment Funds - 25

FINANCIAL HIGHLIGHTS
Because the Funds have not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Funds.

Stone Harbor Investment Funds - 26

APPENDIX - MOODY’S AND S&P CREDIT RATINGS

Stone Harbor Investment Funds - 27

Stone Harbor Investment Funds - 1

STONE HARBOR INVESTMENT FUNDS
Stone Harbor Emerging Markets Debt Fund Stone Harbor High Yield Bond Fund

Additional Information About The Funds

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this combined Prospectus.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION.

•     You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Funds by contacting the transfer agent at [phone number], by calling [Stone Harbor] at [phone number] or writing the Funds at [address], or calling your financial consultant. The Funds do not currently have a website available to investors. However, if the Funds establish such a website, this information will also be available there free of charge.

•     You can also review the Funds’ shareholder reports, Prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

(Investment Company Act file no. 811-22037)

Stone Harbor Investment Funds - 2

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated March 16, 2007
MARCH 16, 2007 STATEMENT OF ADDITIONAL INFORMATION STONE HARBOR INVESTMENT FUNDS

31 West 52nd Street, 16th Floor

New York, NY 10019

(212) 548-1022

Stone Harbor Investment Funds consists of Stone Harbor Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”) and Stone Harbor High Yield Bond Fund (the “High Yield Bond Fund”) (each, a “Fund” and, together, the “Funds”).

Each of the Emerging Markets Debt Fund and the High Yield Bond Fund is an investment portfolio of Stone Harbor Investment Funds, an open-end series management investment company organized as a Massachusetts Business Trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated March 16, 2007, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone number, listed above. The Prospectus is incorporated by reference into this Statement of Additional Information.

CONTENTS
Investment Objectives and Policies
Additional Investment Activities
Risk Factors
Investment Limitations
Portfolio Turnover
Disclosure of Portfolio Holdings
Portfolio Transactions and Brokerage
Purchase, Redemption and Exchange of Shares
Trustees and Officers
Investment Manager
Portfolio Managers
Net Asset Value
Taxes
Other Information about the Funds
Financial Statements
Appendix A -- Description of Ratings A-1
Appendix B -- Proxy Voting Policies and Procedures B-1

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objectives of the Emerging Markets Debt Fund and the High Yield Bond Fund, as well as the strategies they employ to achieve those objectives. Each of the Funds is a no-load investment portfolio of Stone Harbor Investment Funds, an open-end series management investment company organized as a

Stone Harbor Investment Funds - 1

Massachusetts Business Trust on February 20, 2007. Each Fund is a non-diversified portfolio. The discussion below supplements the information set forth in the Prospectus under “Fund Goals, Strategies and Risks.” References herein to the manager shall mean Stone Harbor Investment Partners LP.

EMERGING MARKETS DEBT FUND

General. The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. Emerging Markets Fixed Income Securities include fixed income securities that economically are tied to countries with emerging securities markets or whose performance is linked to those markets, economies, or payment capacity. Such securities may be denominated in non-U.S. currencies or the U.S. Dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets within a country. Emerging Markets Fixed Income Securities also include securities or other instruments whose return is based on the return of emerging securities markets or securities tied economically to those markets, including derivative instruments and instruments created to hedge or gain exposure to these markets. If the Fund were to change its investment policy as to investing 80% of its net assets (plus borrowings made for investment purposes) in Emerging Markets Fixed Income Securities, the Fund’s policy is to notify shareholders at least 60 days prior to implementing the change. The Fund’s manager, Stone Harbor Investment Partners LP, considers emerging market countries to be those defined by the World Bank at the time of investment as having emerging or developing economies.

In selecting emerging market country debt securities for investment, the manager will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the Fund may expand and further diversify the emerging market countries in which it invests. The Fund generally is not restricted in the portion of its assets which may be invested in a single country or region.

Emerging Market Countries. Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily, but not exclusively, in some or all of the following emerging market countries:

Algeria	Hong Kong	Moldova	Slovenia
Argentina	Hungary	Morocco	South Africa
Azerbaijan	India	Nicaragua	Taiwan
Brazil	Indonesia	Nigeria	Thailand
Bulgaria	Israel	Pakistan	Trinidad & Tobago
Chile	Ivory Coast	Panama	Tunisia
China	Jamaica	Paraguay	Turkey
Colombia	Jordan	Peru	Turkmenistan
Costa Rica	Kazakhstan	Philippines	Ukraine
Croatia	Kenya	Poland	Uruguay
Czech Republic	Korea	Portugal	Uzbekistan
Dominican Republic	Latvia	Romania	Venezuela
Ecuador	Lebanon	Russia	Vietnam
Egypt	Lithuania	Saudi Arabia	Yugoslavia
Estonia	Malaysia	Singapore	Zaire
Ghana	Mexico	Slovakia	Zimbabwe
Greece

Debt Securities. The Emerging Markets Debt Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and securities and other instruments the returns on which are based, in whole or in part, on the return of one or more emerging market country issuer securities and/or indices ("Structured Securities"). The Fund is subject to no restrictions on the maturities of the debt securities in which it will invest and such maturities may range from

Stone Harbor Investment Funds - 2

overnight to thirty years or more. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. As discussed above, the Fund may invest in “Brady Bonds”, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The Fund’s investments in government, government-related and restructured debt securities may include: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) Structured Securities. Certain issuers of Structured Securities may be deemed to be “investment companies” as defined in the Investment Company Act of 1940 (the “1940 Act”). As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Emerging Markets Debt Fund’s investments in debt securities of corporate issuers may include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies headquartered in or organized under the laws of an emerging market country or a substantial part of whose revenues or assets are derived from or located in emerging market countries.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, and other equity investments. The Fund may invest in equity or equity related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the manager, such purchase is appropriate.

Other Investments. Emerging Markets Debt Fund may also invest in non-emerging market country securities, including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational organizations”); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (4) repurchase agreements (as discussed below) with respect to securities in which the fund may invest.

HIGH YIELD BOND FUND

General. High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. High Yield Debt Securities include debt securities rated below investment grade (or, if unrated, of equivalent quality as determined by the manager). These securities are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets. If the Fund were to change its investment policy as to investing 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities, the Fund’s policy is to notify shareholders at least 60 days prior to implementing the change. The debt obligations in which the Fund will invest generally will be rated, at the time of investment, ‘Ba’ or ‘B’ or lower by Moody’s Investors Service (“Moody’s”), ‘BB’ or ‘B’ or lower by Standard & Poor’s Ratings Group (“S&P”), or ‘BB+’ or ‘B’ or lower by Fitch, Inc. (“Fitch”), or determined by the manager to be of equivalent quality. Debt securities rated by more than one agency need only satisfy the foregoing ratings standards with respect to one agency to be considered a high yield security. The Fund is not required to dispose of a debt security if its credit rating or credit quality changes. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities.

Stone Harbor Investment Funds - 3

However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. An investment in High Yield Bond Fund should not be considered as a complete investment program. High Yield Bond Fund will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the Fund’s portfolio from time to time, depending on the manager’s assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

Foreign Securities. The High Yield Bond Fund may invest in securities of non-U.S. issuers. The non-U.S. securities in which High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) non-U.S. dollar denominated securities of U.S. corporate issuers. There is no minimum rating criteria for the Fund’s investments in such securities.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, and other equity investments. The Fund may invest in equity or equity related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the manager, such purchase is appropriate.

Other Investments. The Fund may hold and/or invest in investment-grade securities, including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (4) repurchase agreements.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

Each Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which the Funds may invest or investment strategies in which they may engage, and each of the Funds may invest in instruments and securities and engage in strategies other than those listed below.

FIXED INCOME SECURITIES

General. Each Fund invests in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Emerging

Stone Harbor Investment Funds - 4

Markets Debt Fund and High Yield Bond Fund will invest primarily in fixed-income securities, the net asset value of the Funds’ shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

MORTGAGE-RELATED AND OTHER ASSET BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and

Stone Harbor Investment Funds - 5

ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates

Stone Harbor Investment Funds - 6

(“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments

Stone Harbor Investment Funds - 7

of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in,

mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches,

varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities

Stone Harbor Investment Funds - 8

will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. The Funds expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early pre-payment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, the Funds also may invest in other types of asset-backed securities.

BANK OBLIGATIONS

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or

Stone Harbor Investment Funds - 9

floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts may be referred to as the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

EQUIPMENT TRUST CERTIFICATES

Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt’s collateral.

HIGH YIELD SECURITIES

The Funds may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. A Fund’s achievements of its objective may be more dependent on the manager’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that

Stone Harbor Investment Funds - 10

those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the Fund’s portfolio. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities, especially those issued by emerging market countries.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Fund invests will bear interest at fixed rates but a Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of

Stone Harbor Investment Funds - 11

sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

A Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Funds may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which a Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Stone Harbor Investment Funds - 12

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

INFLATION-PROTECTED SECURITIES

Each Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

INTEREST-ONLY SECURITIES

Interest only securities (“Ios”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“Pos” or “principal only class”)).

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Funds may invest in loan participations and assignments. The Funds consider loan participations and assignments to be investments in debt securities. Loan participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an

Stone Harbor Investment Funds - 13

adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

MONEY MARKET INSTRUMENTS/SECURITIES

Each Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Funds’ Board of Trustees or by the manager pursuant to guidelines established by the Board of Trustees. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

STEP-UP SECURITIES

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

STRUCTURED NOTES

Included among the issuers of emerging market country debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds, and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Each Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although in some circumstances the Fund’s purchase of subordinated Structured Investments may have a similar economic effect to that of borrowing against the underlying

Stone Harbor Investment Funds - 14

securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

As with any debt obligation, structured investments involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured investments have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As will all investments, successful use of structured notes depends in significant part of the accuracy of the manager’s analysis of the issuer’s creditworthiness and financial prospects, and of the manager’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply. Structured investments may be considered derivative securities.

1940 Act Limitations. Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

SUPRANATIONAL ORGANIZATIONS

Each Fund may invest in debt securities issued by supranational organisations such as freely transferable promissory notes, bonds and debentures. Supranational organisations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development (“World Bank”) and the European Bank for Reconstruction and Development. These organisations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

U.S. GOVERNMENT SECURITIES

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. Each Fund will invest in such obligations only where the manager is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government securities. Therefore, the securities would generally be neither the securities issued or guaranteed by the U.S. Treasury. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such

Stone Harbor Investment Funds - 15

investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

Each Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. A Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

EQUITY INVESTMENTS

General. Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that the manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings

Stone Harbor Investment Funds - 16

than the values of other stocks. If the manager’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the manager has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the manager has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

PREFERRED STOCK

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS AND RIGHTS

The Funds may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

DERIVATIVES

General. Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC; however, a Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Funds may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, and collars, entering into equity swaps, caps, and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Stone Harbor Investment Funds - 17

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the investment manager’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the manager determines that they are consistent with the applicable Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Currency Transactions. A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Swaps, Caps, Floors and Collars.”

A Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the manager believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated

Stone Harbor Investment Funds - 18

holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

If a Fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The manager expects that its futures transactions will generally include transactions (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A Fund may use futures contracts and related options for hedging purposes and for investment purposes. A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Funds will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund

Stone Harbor Investment Funds - 19

from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to take a position without having to sell its portfolio securities. Similarly, when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Funds may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, a Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying

Stone Harbor Investment Funds - 20

investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, use of options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial

Stone Harbor Investment Funds - 21

instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

A Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Forward Currency Exchange Contracts.”

Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or

Stone Harbor Investment Funds - 22

maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund’s ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps. A Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon

Stone Harbor Investment Funds - 23

default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

Stone Harbor Investment Funds - 24

The options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

NON-U.S. SECURITIES

General. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. Certain of the Funds' foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by

Stone Harbor Investment Funds - 25

developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. Moreover, brokerage commissions and other transactions costs on non-U.S. securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Stone Harbor Investment Funds - 26

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit a Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Funds will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in a Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Taxes.”

The manager will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The manager will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the manager will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the manager’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a

Stone Harbor Investment Funds - 27

Fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

OTHER PRACTICES

BORROWING

Each of the Funds may borrow in certain limited circumstances. See “Investment Limitations.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager’s strategy and which may lead to increased distributions taxable to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

DEPOSITARY RECEIPTS

Depository receipts include sponsored and unsponsored depository receipts that are or become available, including American Depository Receipts (“ADRs”), and Global Depository Receipts (“GDRs”) and other depository receipts. Depository receipts are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository. The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depository can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depository receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of a Fund’s investment policies, investments in depository receipts will be deemed to be investments in the underlying securities. Thus, a depository receipt representing ownership of common stock will be treated as common stock. Depository receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would

Stone Harbor Investment Funds - 28

increase. The manager, under the supervision of the Board of Trustees, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

LOANS OF PORTFOLIO SECURITIES

Emerging Markets Debt Fund and High Yield Bond Fund may each lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

NON-DIVERSIFICATION

Each Fund is classified as a “non-diversified” fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Funds will be subject to the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Taxes.” To the extent a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

OTHER INVESTMENT COMPANIES

Each Fund may invest in unaffiliated investment funds (such as “iShares,” SPDRs” and “VIPERs”) which invest principally in securities in which that fund is authorized to invest. Under the 1940 Act, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund’s total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent a Fund invests in other investment funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with non-U.S. investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more

Stone Harbor Investment Funds - 29

effective than investing directly in issuers in that country. The Funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

REVERSE REPURCHASE AGREEMENTS

High Yield Bond Fund and Emerging Markets Debt Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

INVESTMENT LIMITATIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Portfolio (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The other restrictions set forth below, as well as each Fund’s investment objective and each other investment restriction set forth in the Prospectus or SAI and not designated as fundamental, are not fundamental policies and may be changed by the Funds’ Board of Trustees. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Stone Harbor Investment Funds - 30

EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND

Each of the High Yield Bond Fund and Emerging Markets Debt Fund may not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the

Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations,

bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions, and the

Funds may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3) Borrow money, except to the extent permitted under the 1940 Act.

*(4) Make loans, except that the Funds may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6) Purchase or sell real estate, although each Fund may purchase securities of issuers which deal in real estate,

securities which are secured by interests in real estate, and securities which represent interests in real estate,

and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein.

*(7) Purchase or sell commodities, except that the Funds may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Funds maintains adequate cover, segregation of assets or otherwise.

In addition, it is contrary to the Funds’ present policy, which may be changed without shareholder vote,

to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of a Fund’s total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Funds will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the manager has determined to be liquid under procedures approved by the Board of Trustees.

Stone Harbor Investment Funds - 31

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. A Fund’s distributions of any net short- term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has approved policies and procedures developed by Stone Harbor Investment Partners LP, with respect to the disclosure of each Fund’s portfolio securities and any ongoing arrangements to make available information about each Fund’s portfolio securities. The policy requires that disclosure of information about each Fund’s portfolio holdings be in the best interest of the Funds’ shareholders, and that any conflicts of interest between the interests of the Funds’ shareholders and those of the manager or its affiliates be addressed in a manner that places the interest of Fund shareholders first. The policy provides that information regarding each Fund’s portfolio holdings may never be shared with outside employees, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy. This policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is ☐ calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by any Fund that has not been fully reflected by the market.

Each Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and outside employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until ☐ days following quarter-end.

Subject to the provisions relating to “ongoing arrangements,” each Fund’s respective holdings may also be released with simultaneous public disclosure at least ☐ days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a Fund Internet website that is accessible by the public, or through public release by a third party vendor. The Funds may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to “ongoing arrangements”:

1.	A Fund’s top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.
2.

A Fund’s (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings and (iii) a Fund’s performance attribution (e.g., analysis of a Fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include Fund holdings together with other securities) followed by a Fund’s portfolio manager (without position sizes or identification of particular Funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

Stone Harbor Investment Funds - 32

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Funds must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by the Funds and neither the Funds, the manager or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The approval of each Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Any exceptions to the policies must be reported to the appropriate Fund’s Board at its next regularly scheduled meeting. All ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed by a Fund’s Board no less frequently than quarterly.

Neither of the Funds currently post their portfolio holdings on a website, or otherwise disclose its portfolio holdings, other than in required regulatory filings and reports, but may in the future do so. Set forth below are charts showing those parties with whom the manager, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of [ ], 2007, each of the Funds described in this Statement of Additional Information intends to release its portfolio holdings to the following recipients:

RECIPIENT	FREQUENCY	DELAY BEFORE DISSEMINATION

Other registered investment companies that are sub-advised by the manager may be subject to different portfolio holdings disclosure policies, and neither the manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the manager have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by the manager and some of the separate accounts managed by the manager have investment objectives and

Stone Harbor Investment Funds - 33

strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Funds are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the manager. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the manager’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The manager places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the manager uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the manager, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The manager places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the manager will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Stone Harbor Investment Funds - 34

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, "services") from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the manager receives services from many broker-dealers with which the manager places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the manager receives such services even though the receipt of such services relieves the manager from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the manager to place the Funds’ portfolio transactions may be useful to the manager in providing services to the manager’s other clients, although not all of these services may be necessarily useful and of value to the manager in managing the Funds. Conversely, research and brokerage services provided to the manager by broker-dealers in connection with trades executed on behalf of other clients of the manager may be useful to the manager in managing the Funds, although not all of these services may be necessarily useful and of value to the manager in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), a manager may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the manager an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the manager’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the manager where, in the judgment of the manager, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the manager may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Because the Funds have not yet commenced operations, information on specific brokerage transactions or commission costs is not included in this SAI.

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

General. [                           ], the Funds’ transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The transfer agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes.

Shares of each Fund are currently divided into two share classes – Institutional Class Shares and Distributor Class Shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets

Stone Harbor Investment Funds - 35

of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund are with a share of the general expenses of the relevant Fund and Trust. Any general expenses of the Funds that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable. While the expenses of each Fund are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of both Funds.

Purchase of Shares.

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of Fund shares. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial investments in the Funds are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the Funds’ transfer agent and dividend disbursing agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of each Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for any Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call [ ] to inform the transfer agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the transfer agent, and, in either case, federal funds must be received by the transfer agent, on behalf of the Fund. If federal funds are received by the transfer agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m., or if federal funds are not received by the transfer agent, such purchase order shall be executed as of the date that federal funds are actually received.

Payment in Securities. In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $[                ] per issue as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide Funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining a Fund’s share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the Fund except when authorized to do so and in accordance with specific instructions received from the manager

The price of the Funds’ shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Stone Harbor Investment Funds - 36

Redemption of Shares.

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board of Trustees may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The Funds do not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The transfer agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the transfer agent.

In certain instances, the transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide [                       ] with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

Stone Harbor Investment Funds - 37

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the transfer agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the transfer agent at [                          ]. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the transfer agent. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Funds. Neither the Funds nor the transfer agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and/or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each Fund may require personal identification codes.

Small Accounts. Each Fund reserves the right, upon not less than 30 days’ written notice, to redeem shares in an account which has a value of $[             ] or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Exchange of Shares.

Shareholders may exchange all or part of their shares of one Fund for shares of the other Fund. The value of the shares exchanged must meet the investment minimum of the Fund into which the investor is exchanging.

Each Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a Fund. Neither the Funds, the transfer agent nor the Funds’ distributor will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds, the transfer agent and the Funds’ distributor may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, the transfer agent and the Funds’ distributor may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with a different investment objective when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

Exercise of the exchange privilege is treated as a taxable disposition of the shares surrendered in the exchange and purchase of the shares received for federal income tax purposes. The price of the shares of the Fund into which shares are exchanged will be the new cost basis for tax purposes.

Stone Harbor Investment Funds - 38

Additional Information Regarding Exchanges. The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. Accordingly, if a Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other Stone Harbor Funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. The policy on excessive trading applies to investors who invest in a Fund directly or through service agents.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other Fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed. Call or write the applicable Fund for further details.

Rule 12b-1 Plans.

As described in the Prospectus, the Funds have adopted Rule 12b-1 plans (“Plans”) for their Distributor Class Shares. The Plans, among other things, permit the Distributor Share Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Distributor Class as compensation for its services as principal underwriter of the shares of such class. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the Funds’ Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

Each plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant Trustees, including a majority of the relevant independent Trustees, cast in person at a meeting classed for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Funds’ Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s investment manager and administrator.

Stone Harbor Investment Funds - 39

The name, address, age, principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustees. Certain of the Trustee and officers are also directors and officers of one or more other investment companies for which the manager acts as investment manager. “Interested Trustees” of the Funds (as defined in the 1940 Act) are indicated by a double asterisk.

INDEPENDENT TRUSTEES	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	AGE

--- * Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is [           ].

For the calendar year ended [                           ], the trustees of the Funds beneficially owned equity securities of the Funds within the dollar ranges presented in the table below:

AGGREGATE DOLLAR RANGE OF SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INDEPENDENT TRUSTEE INVESTMENT COMPANIES	DOLLAR RANGE OF EQUITY SECURITIES IN THE EMERGING MARKETS DEBT FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE HIGH YIELD BOND FUND	EQUITY

INTERESTED TRUSTEE

As of [                           ], none of the Trustees who are not “interested persons” of the Fund, the manager or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Trustees”), or his or her immediate family members, beneficially owned

Stone Harbor Investment Funds - 40

or held of record any securities in the manager, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager.

The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of each Fund respectively, namely [                    ]. Because the Funds have not yet commenced operations, the committees did not meet during the last fiscal year.

In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Funds for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to the manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting.

The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the stockholders. The Nominating Committee will consider nominees recommended by each Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary.

The following table shows the compensation paid by the Funds to each trustee during the Funds’ last fiscal year. The Funds do not pay retirement benefits to its trustees and officers. Officers and interested trustees of the Funds are not compensated by the Funds.

NAME OF PERSON	COMPENSATION FROM FUND PAID TO TRUSTEES	AGGREGATE COMPENSATION FROM HIGH YIELD FUND	AGGREGATE COMPENSATION FROM EMERGING MARKET FUND
	$	$	$
	$	$	$
	$	$	$
	$	$	$
	$	$	$
	$	$	$

* Designates member of Audit Committee.

No officer, trustee or employee of the manager or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds. Each Fund pays each Trustee who is not an interested person, as

Stone Harbor Investment Funds - 41

defined by the 1940 Act, of the manager or any of its affiliates, a fee of $[ ] per annum plus $[ ] for attendance at each in-person meeting of the Board and $[ ] for each telephonic meeting in which that Trustee participates. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

As of [                           ] Trustees and officers of each Fund, individually and as a group, owned [less than 1%] of the outstanding shares of their respective Funds.

As of the date of this SAI, to the knowledge of the Funds and the Board of Trustees, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of the Funds with the exception of the following:

FUND	NAME & ADDRESS ON ACCOUNT	% OF SHARES
Emerging Markets Debt Fund		%
High Yield Bond Fund		%

INVESTMENT MANAGER

Each Fund retains Stone Harbor Investment Partners LP to act as its investment manager. The manager serves as the investment manager to numerous individuals and institutions and other investment companies.

Stone Harbor Investment Partners LP serves as manager to each Fund pursuant to management contracts dated as of [                           ]. The management contract between the manager and each respective Fund provides that the manager shall manage the operations of each Fund, subject to policies established by the Board of Trustees. Pursuant to the applicable management contract, the manager manages each Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and trustees regularly. The manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each Fund’s shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, the manager pays the compensation of each Fund’s officers, employees and trustees affiliated with the manager. Each Fund bears all other costs of its operations, including the compensation of its trustees not affiliated with the manager.

As compensation for its services, High Yield Bond Fund pays the manager a monthly fee at an annual rate of [           ] % of the Fund’s average daily net assets and Emerging Markets Debt Fund pays the manager a monthly fee at an annual rate of [                 ]% of the Fund’s average daily net assets.

The manager may voluntarily agree to waive its fees and/or to reimburse the Fund for certain of its expenses. These waivers and/or reimbursements may be reduced or terminated at any time.

Under the terms of the management contract between each Fund and the manager, neither the manager nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either the manager or its affiliates or from reckless disregard by it of its obligations and duties under the Management Contract (“disabling conduct”). In addition, the Funds will indemnify the manager and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Stone Harbor Investment Funds - 42

The Funds, their adviser, and the distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Funds currently employ [                           ] under their applicable administration agreement to provide certain administrative services to the respective funds.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period will be available without charge, (1) upon request, by calling [                           ], (2) on the Fund’s website at [                           ] and (3) on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR

Shares of the Funds are offered on a continuous basis and without a sales charge through [                           ], located at [                           ](the “Distributor”), as distributor pursuant to a distribution agreement between the Distributor and the Funds. The Distributor receives no remuneration for its services as distributor and is not obligated to sell any specific amount of Fund shares.

EXPENSES

Each Fund’s expenses include taxes, interest, fees and salaries of such Fund Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of [                           ].

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Stone Harbor Investment Funds - 43

FUND VEHICLES	OTHER ACCOUNTS	PORTFOLIO MANAGER(S)	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT
Emerging Markets Debt Fund	_____	Peter J. Wilby	_____	_____
	_____	James E. Craige	_____	_____
	_____	Thomas K. Flanagan	_____	_____
	_____	Pablo Cisilino	_____	_____
High Yield Bond Fund	_____	Peter J. Wilby	_____	_____
	_____	Beth A. Semmel	_____	_____

PORTFOLIO MANAGER COMPENSATION

The manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Funds’ portfolio managers is based on three components: a) base remuneration, b) discretionary performance-based bonus, and c) profit participation.

Portfolio managers are compensated on investment performance versus both benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. Analysts are compensated on credit performance versus benchmark for the same periods. All employees will also participate in firm profit-sharing.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager and the Fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the Fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Stone Harbor Investment Funds - 44

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The manager and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the Fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

The table below identifies ownership of Fund securities by each Portfolio Manager.

FUND	PORTFOLIO MANAGER(S)	DOLLAR RANGE OF OWNERSHIP OF SECURITIES
Emerging Markets Debt Fund	Peter J. Wilby	[ ]
	James E. Craige	[ ]

Stone Harbor Investment Funds - 45

	Thomas K. Flanagan	[ ]
	Pablo Cisilino	[ ]
High Yield Bond Fund	Peter J. Wilby	[ ]
	Beth A. Semmel	[ ]

NET ASSET VALUE

The following is a description of the procedures used by each Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Funds’ Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of the applicable Fund.

TAXES

In General

It is the policy of each Fund to distribute to its shareholders as "ordinary income dividends" substantially all net investment income and short-term capital gains. It is also the policy of each Fund to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as "capital gains distributions."

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Funds based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or

Stone Harbor Investment Funds - 46

capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Funds. In order for a change to be in effect for any dividend or distribution, it must be received by the Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnership”; (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Funds intend to distribute substantially all of their investment company taxable income and to distribute all net realized long-term capital gains in a taxable year. If a Fund does retain any investment company taxable income, it

Stone Harbor Investment Funds - 47

will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years. For these purposes, each Fund will be treated as having distributed any amount for which it is subject to income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, the Funds may designate certain dividends as derived from “qualified dividend income, ” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by a Fund as “exempt-interest dividends”). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by the Funds from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Funds are treated as dividends.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Stone Harbor Investment Funds - 48

Sale or Redemption of Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, each Fund may elect to “mark-to-market” annually its investments in such entities and to distribute any resulting net gain to shareholders. Such gains are treated as ordinary income. Each Fund may also elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% the value of the Fund's total assets consists of securities of foreign corporations (including foreign governments), the Emerging Markets Debt Fund may make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s non-U.S. tax paid. A shareholder’s ability to claim all or a part of a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Financial Products

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale,

Stone Harbor Investment Funds - 49

short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

Certain of a Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

High-Risk Securities

The Funds may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Funds when they invest in such securities in order to seek to ensure that they distribute sufficient income to avoid becoming subject to federal income or excise tax.

Real Estate Investment Trusts

A Fund’s investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code

Stone Harbor Investment Funds - 50

Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Funds may invest in REITs that hold residual interests in REMICs.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non-U.S. Shareholders

Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

Stone Harbor Investment Funds - 51

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Funds’ Declaration of Trust permit the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings,

profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

The Declaration of Trust also permits the Board of Trustees, without shareholder approval, to

Stone Harbor Investment Funds - 52

subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “Fund”).

The Declaration of Trust provides for the perpetual existence of the Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act, shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.

Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters

Stone Harbor Investment Funds - 53

including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. [                          ] (the “Custodian”), located at [                          ], serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, the Custodian receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Transfer Agent. [                          ] (“[             ]”), located at [                          ], serves as the Funds’ transfer agent. As the Funds’ transfer agent, [ ] registers and processes transfers of each Fund’s stock, processes purchase and redemption orders, acts as dividend disbursing agent for each Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, the transfer agent receives a monthly fee. Subject to approval by the Board of Trustees, in certain instances where there is an omnibus account that represents numerous beneficial owners, a Fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a Fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the Fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the Fund.

Independent Registered Public Accounting Firm. [                                            ] (“[                          ]”) serves as each Fund’s independent registered public accountants. [ ] provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and incorporated by reference in this SAI have been incorporated by reference in reliance upon the report of [                          ] given on the authority of that firm as experts in auditing and accounting. [                          ] is located at [                          ].

Counsel. Ropes & Gray LLP serves as counsel to the Funds, and is located at 1211 Avenue of the Americas, New York, NY, 10036.

Stone Harbor Investment Funds - 54

[                          ] of [                          ] has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Funds’ Prospectus.

PERFORMANCE INFORMATION

Yield and Total Return. Each Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

Each Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

[To be provided in an amendment.]

Stone Harbor Investment Funds - 55

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Funds may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Funds’ overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Funds does not mean that all securities held by the Funds will be rated in that category or higher. The Funds’ investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Funds’ assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception. Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or
•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Funds have delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that the manager considers in voting on such issue, the manager votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that the manager considers in voting on such issue, the manager votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that the manager considers in voting on such issues fall into a variety of categories, including election of trustees, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and trustee compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause the manager to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct business units within the manager, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies run behalf of such clients. To seek to identify conflicts of interest, the manager periodically notifies their employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non- affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer.

The manager maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies.

IF IT IS DETERMINED BY THE PROXY VOTING COMMITTEE THAT A CONFLICT OF INTEREST IS NOT MATERIAL, THE MANAGER MAY VOTE PROXIES NOTWITHSTANDING THE EXISTENCE OF THE CONFLICT. IF IT IS DETERMINED BY THE PROXY VOTING COMMITTEE THAT A

CONFLICT OF INTEREST IS MATERIAL, THE PROXY VOTING COMMITTEE IS RESPONSIBLE FOR DETERMINING AN APPROPRIATE METHOD TO RESOLVE SUCH CONFLICT OF INTEREST BEFORE THE PROXY AFFECTED BY THE CONFLICT OF INTEREST IS VOTED. SUCH DETERMINATION IS BASED ON THE PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING THE IMPORTANCE OF THE PROXY ISSUE AND THE NATURE OF THE CONFLICT OF INTEREST. METHODS OF RESOLVING A MATERIAL CONFLICT OF INTEREST MAY INCLUDE, BUT ARE NOT LIMITED TO, DISCLOSING THE CONFLICT TO CLIENTS AND OBTAINING THEIR CONSENT BEFORE VOTING, OR SUGGESTING TO CLIENTS THAT THEY ENGAGE ANOTHER PARTY TO VOTE THE PROXY ON THEIR BEHALF.

PART C.

OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibit

Number	Description

(a) -- Agreement and Declaration of Trust of the Registrant – Filed herewith.

(b) -- By-laws of the Registrant – Filed herewith.

(c)(1) – Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust – Filed herewith.

(c)(2) – Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the By-laws of the Registrant – Filed herewith.

(d) -- Investment Management Agreement between Registrant and Stone Harbor Investment Partners LP - To be filed by amendment.

(e) -- Distribution Agreement between Registrant and [    ] and Dealer Agreement between Registrant and [    ] - To be filed by amendment.

(f) – Not applicable.

(g) – Custody Agreement between Registrant and [	] - To be filed by amendment.
(h)(1) -- Administration Agreement between Registrant and [	] - To be filed by amendment.
(h)(2) -- Fund Accounting Agreement between Registrant and [	] - To be filed by amendment.
(h)(3) -- Transfer Agency Agreement between Registrant and [	] - To be filed by amendment.

(i) -- Opinion and Consent of Counsel - To be filed by amendment.

(j) – Not applicable.

(k) -- Not applicable.

(l) – Initial Capital Agreement – To be filed by amendment.

(m) -- Form of Distribution Plan - To be filed by amendment.

(n) – Multi-Class Plan - To be filed by amendment.

(o) – Reserved.

(p)(1) – Code of Ethics of the Registrant - To be filed by amendment.

(p)(2) – Code of Ethics of the Adviser - To be filed by amendment.

(p)(3) -- Code of Ethics of the Distributor - To be filed by amendment.

(q) -- Power of Attorney - To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Reference is made to Article VII of Registrant’s Agreement and Declaration of Trust which is attached herewith.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

Reference is made to the caption “Management” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Investment Manager” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

Listed below are the officers and directors of Stone Harbor Investment Partners LP:

The information as to the directors and executive officers of Stone Harbor Investment Partners LP is set forth in Form ADV filed with the Securities and Exchange Commission on March 6, 2007 (IARD/CRD No. 138960), as amended through the date hereof, which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

To be provided by amendment.

(b) Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the response to Item 20.

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
To be provided by amendment.

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year by each principal underwriter who is not an affiliated person of the Registrant or any affiliated person of an affiliate person.

None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of [to be provided by amendment].

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Stone Harbor Investment Funds (the “Trust”), together with all amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and non individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 16th of March, 2007.

STONE HARBOR INVESTMENT FUNDS (Registrant)
By /s/ Adam J. Shapiro
Adam J. Shapiro President and Sole Trustee

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the 16th of March, 2007.

SIGNATURE	TITLE	DATE
/s/ Adam J. Shapiro	President and Sole Trustee	March 16, 2007
/s/ James J. Dooley	Chief Financial Officer	March 16, 2007

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
(a)	Agreement and Declaration of Trust of Registrant
(b)	By-laws of Registrant